Exhibit 23.2
Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

(1) Registration Statement (Form S-8 No.333-230889) pertaining to the PagerDuty, Inc. 2010 Stock Plan, the PagerDuty, Inc. 2019 Equity Incentive Plan, and the PagerDuty, Inc. 2019 Employee Stock Purchase Plan,

(2) Registration Statement (Form S-8 No.333-237280) pertaining to the PagerDuty, Inc. 2019 Equity Incentive Plan and the PagerDuty, Inc. 2019 Employee Stock Purchase Plan,

(3) Registration Statement (Form S-8 No.333-249226) pertaining to the PagerDuty, Inc. 2019 Equity Incentive Plan, the PagerDuty, Inc. 2019 Employee Stock Purchase Plan and the Rundeck, Inc. 2017 Stock Option and Grant Plan, as amended,

(4) Registration Statement (Form S-8 No. 333-254503) pertaining to the PagerDuty, Inc. 2019 Equity Incentive Plan and the PagerDuty, Inc. 2019 Employee Stock Purchase Plan,

(5) Registration Statement (Form S-8 No.333-263645) pertaining to the PagerDuty, Inc. 2019 Equity Incentive Plan and the PagerDuty, Inc. 2019 Employee Stock Purchase Plan,

(6) Registration Statement (Form S-8 No. 333-270609) pertaining to the PagerDuty, Inc. 2019 Equity Incentive Plan and the PagerDuty, Inc. 2019 Employee Stock Purchase Plan;

(7) Registration Statement (Form S-8 No. 333-278031) pertaining to the PagerDuty, Inc. 2019 Equity Incentive Plan and the PagerDuty, Inc. 2019 Employee Stock Purchase Plan;

(8) Registration Statement (Form S-8 No. 333-278035) pertaining to the PagerDuty, Inc. 2019 Equity Incentive Plan, the PagerDuty, Inc. 2019 Employee Stock Purchase Plan and the Jeli, Inc. 2019 Stock Plan, as amended; and

(9) Registration Statement (Form S-8 No. 333-285863) pertaining to the PagerDuty, Inc. 2019 Equity Incentive Plan and the PagerDuty, Inc. 2019 Employee Stock Purchase Plan;

of our report dated March 15, 2024, with respect to the consolidated financial statements of PagerDuty, Inc. included in this Annual Report (Form 10-K) of PagerDuty, Inc. for the year ended January 31, 2026.

/s/ Ernst & Young LLP

San Francisco, California
March 12, 2026